EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs                    GSAA 05 11
================================================================================

-----------------------------------
Stats
-----------------------------------
Count:  782
Schedule Balance:  $160,319,523.39
AverageSched Bal:  $205,012.18
GrossWAC:  6.186
NetWAC:  5.894
OTERM:  360
RTERM:  358
ATERM:  357
AGE:  2
First CAP:  4.48
Periodic CAP:  1.42
MAXRATE:  11.83
MINRATE:  2.56
MTR:  41.46
MARGIN:  2.55
OLTV:  79.06
COLTV:  87.24
FICO:  711.173
-----------------------------------


-----------------------------------------
Current Rate                      Percent
-----------------------------------------
4.001 - 4.500                        0.14
4.501 - 5.000                        1.53
5.001 - 5.500                       11.40
5.501 - 6.000                       30.70
6.001 - 6.500                       30.72
6.501 - 7.000                       19.70
7.001 - 7.500                        4.58
7.501 - 8.000                        1.06
8.001 - 8.500                        0.16
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Scheduled Balance                 Percent
-----------------------------------------
0.01 - 50,000.00                     0.05
50,000.01 - 100,000.00               3.82
100,000.01 - 150,000.00             14.41
150,000.01 - 200,000.00             16.07
200,000.01 - 250,000.00             19.92
250,000.01 - 275,000.00              9.90
275,000.01 - 350,000.00             27.78
350,000.01 - 400,000.00              3.41
400,000.01 - 450,000.00              2.15
450,000.01 - 500,000.00              0.31
500,000.01 - 550,000.00              0.64
550,000.01 - 600,000.00              0.73
600,000.01 - 750,000.00              0.80
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original Term                     Percent
-----------------------------------------
360                                100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
RemTerm                           Percent
-----------------------------------------
351.000                              0.27
354.000                              0.62
355.000                              1.41
356.000                              9.51
357.000                             10.21
358.000                             36.82
359.000                             37.36
360.000                              3.80
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Am WAM                            Percent
-----------------------------------------
0.000 - 59.999                      86.22
180.000 - 239.999                    0.13
300.000 - 359.999                   12.89
360.000 >=                           0.76
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Age                               Percent
-----------------------------------------
0                                    3.80
1                                   37.36
2                                   36.82
3                                   10.21
4                                    9.51
5                                    1.41
6                                    0.62
9                                    0.27
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
States                            Percent
-----------------------------------------
CA                                  22.45
FL                                  10.23
AZ                                   6.71
IL                                   7.08
VA                                   6.26
WA                                   4.72
MD                                   4.78
NV                                   4.92
GA                                   3.21
OR                                   3.54
Other                               26.10
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original LTV                      Percent
-----------------------------------------
0.001 - 50.000                       1.24
50.001 - 60.000                      1.44
60.001 - 70.000                      4.63
70.001 - 75.000                      6.45
75.001 - 80.000                     75.42
80.001 - 85.000                      1.52
85.001 - 90.000                      6.37
90.001 - 95.000                      2.74
95.001 - 100.000                     0.18
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Combined LTV                      Percent
-----------------------------------------
0.001 - 50.000                       1.13
50.001 - 60.000                      1.07
60.001 - 70.000                      3.50
70.001 - 75.000                      4.80
75.001 - 80.000                     25.78
80.001 - 85.000                      2.46
85.001 - 90.000                     24.91
90.001 - 95.000                     17.53
95.001 - 100.000                    18.83
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
FICO                              Percent
-----------------------------------------
620.000 - 639.999                    1.52
640.000 - 659.999                    7.04
660.000 - 679.999                   16.38
680.000 - 699.999                   20.76
700.000 - 719.999                   16.00
720.000 - 739.999                   11.52
740.000 - 759.999                   11.24
760.000 - 779.999                    7.72
780.000 - 799.999                    6.38
800.000 - 819.999                    1.43
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
PMI                               Percent
-----------------------------------------
GEMICO                               0.82
MORTGAGE GUARANTY INSURANCE CO       0.13
OLTV <= 80 - NO MI                  89.19
PMI MORTGAGE INSURANCE CO            4.96
RADIAN                               1.79
REPUBLIC MORTGAGE INSUANCE CO        2.07
UGIC                                 1.04
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Occupancy Code                    Percent
-----------------------------------------
NON OWNER                           38.25
OWNER OCCUPIED                      58.46
SECOND HOME                          3.29
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Property Type                     Percent
-----------------------------------------
2-4 FAMILY                          14.14
CONDO                               12.85
CO-OP                                0.09
PUD                                 24.00
SINGLE FAMILY                       48.92
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Purpose                           Percent
-----------------------------------------
CASHOUT REFI                        20.07
PURCHASE                            67.37
RATE/TERM REFI                      12.55
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Documentation Type                Percent
-----------------------------------------
FULL/ALT DOC                        26.59
NO DOC                              20.77
STATE INCOME/STATED ASSET           52.64
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only                     Percent
-----------------------------------------
N                                   13.78
Y                                   86.22
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only Term                Percent
-----------------------------------------
0.000                               13.78
36.000                               6.68
60.000                               6.18
84.000                               1.63
120.000                             71.72
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Silent                            Percent
-----------------------------------------
N                                   46.68
Y                                   53.32
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Flag                       Percent
-----------------------------------------
N                                   77.31
Y                                   22.69
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Term                       Percent
-----------------------------------------
0.000                               77.31
12.000                               1.97
30.000                               0.13
36.000                              19.78
42.000                               0.68
60.000                               0.13
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
DTI                               Percent
-----------------------------------------
<= 0.000                            10.96
0.001 - 10.000                       0.46
10.001 - 20.000                      2.69
20.001 - 30.000                     13.15
30.001 - 40.000                     53.21
40.001 - 50.000                     18.69
50.001 - 60.000                      0.77
60.001 - 70.000                      0.07
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Conforming                        Percent
-----------------------------------------
CONFORMING                         100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Arm Index                         Percent
-----------------------------------------
1 YEAR LIBOR                        40.94
6 MONTH LIBOR                       59.06
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Margins                           Percent
-----------------------------------------
1.501 - 2.000                        0.08
2.001 - 2.500                       44.60
2.501 - 3.000                       53.91
3.001 - 3.500                        0.68
3.501 - 4.000                        0.72
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
First Adjustment Cap              Percent
-----------------------------------------
2.000                               10.74
3.000                               10.85
5.000                               77.01
6.000                                1.32
6.875                                0.08
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Periodic Cap                      Percent
-----------------------------------------
1.000                               58.29
2.000                               41.71
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Max Rate                          Percent
-----------------------------------------
9.501 - 10.000                       0.08
10.001 - 10.500                      3.37
10.501 - 11.000                     14.36
11.001 - 11.500                     18.56
11.501 - 12.000                     24.50
12.001 - 12.500                     22.73
12.501 - 13.000                     13.08
13.001 - 13.500                      2.12
13.501 - 14.000                      1.06
14.001 - 14.500                      0.16
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Floor Rate                        Percent
-----------------------------------------
1.501 - 2.000                        0.08
2.001 - 2.500                       44.51
2.501 - 3.000                       53.75
3.001 - 3.500                        0.94
3.501 - 4.000                        0.72
-----------------------------------------
Total:                             100.00
-----------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol

Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 1 of 2

Goldman Sachs                    GSAA 05 11
================================================================================


-----------------------------------------
Months To Roll                    Percent
-----------------------------------------
9.                                   0.28
11.                                  2.77
12.                                  3.18
21.                                  0.15
22.                                  3.79
23.                                  2.76
24.                                  0.15
30.                                  0.50
32.                                  0.09
33.                                  2.03
34.                                 29.42
35.                                 19.24
36.                                  0.19
51.                                  0.27
54.                                  0.13
55.                                  1.41
56.                                  9.42
57.                                  7.57
58.                                  2.52
59.                                  9.92
60.                                  0.27
82.                                  0.67
83.                                  2.54
117.                                 0.29
118.                                 0.17
119.                                 0.26
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Number of Units                   Percent
-----------------------------------------
1                                   85.59
2                                    6.74
3                                    2.76
4                                    4.91
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Product Type                      Percent
-----------------------------------------
1 YEAR ARM                           6.23
10 YEAR ARM                          0.72
2 YEAR ARM                           6.87
3 YEAR ARM                          51.47
5 YEAR ARM                          31.51
7 YEAR ARM                           3.21
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Self Employment Flag              Percent
-----------------------------------------
N                                   80.04
Y                                   19.96
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Originator                        Percent
-----------------------------------------
GREENPOINT                          60.41
LOAN CENTER OF CA                    0.26
NATCITY                             17.61
NY MORTGAGE COMPA                    0.97
RESIDENTIAL MORTG                    0.41
SEA BREEZE FINANC                    0.27
SECURED BANKERS M                    0.65
SUNTRUST                            19.43
-----------------------------------------
Total:                             100.00
-----------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol

Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 2 of 2

Goldman Sachs                    GSAA 05 11
================================================================================


------------------------------------
Stats
------------------------------------
Count:  1591
Schedule Balance:  $324,537,808.56
AverageSched Bal:  $203,983.54
GrossWAC:  6.096
NetWAC:  5.790
OTERM:  360
RTERM:  358
ATERM:  357
AGE:  2
First CAP:  4.43
Periodic CAP:  1.54
MAXRATE:  11.64
MINRATE:  2.50
MTR:  43.26
MARGIN:  2.49
OLTV:  79.55
COLTV:  87.92
FICO:  710.822
------------------------------------


-----------------------------------------
Current Rate                      Percent
-----------------------------------------
4.001 - 4.500                        0.07
4.501 - 5.000                        1.75
5.001 - 5.500                       15.27
5.501 - 6.000                       35.52
6.001 - 6.500                       26.46
6.501 - 7.000                       16.23
7.001 - 7.500                        3.81
7.501 - 8.000                        0.82
8.001 - 8.500                        0.08
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Scheduled Balance                 Percent
-----------------------------------------
0.01 - 50,000.00                     0.07
50,000.01 - 100,000.00               4.07
100,000.01 - 150,000.00             13.67
150,000.01 - 200,000.00             17.68
200,000.01 - 250,000.00             20.54
250,000.01 - 275,000.00              9.15
275,000.01 - 350,000.00             26.69
350,000.01 - 400,000.00              5.11
400,000.01 - 450,000.00              1.20
450,000.01 - 500,000.00              0.60
500,000.01 - 550,000.00              0.48
550,000.01 - 600,000.00              0.36
600,000.01 - 750,000.00              0.39
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original Term                     Percent
-----------------------------------------
360                                100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
RemTerm                           Percent
-----------------------------------------
351.000                              0.02
353.000                              0.07
354.000                              0.56
355.000                              1.74
356.000                             14.35
357.000                             12.40
358.000                             22.25
359.000                             44.21
360.000                              4.40
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Am WAM                            Percent
-----------------------------------------
0.000 - 59.999                      87.97
120.000 - 179.999                    0.02
180.000 - 239.999                    0.06
300.000 - 359.999                   11.51
360.000 >=                           0.44
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Age                               Percent
-----------------------------------------
0                                    4.40
1                                   44.21
2                                   22.19
3                                   12.45
4                                   14.35
5                                    1.74
6                                    0.56
7                                    0.07
9                                    0.02
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
States                            Percent
-----------------------------------------
CA                                  22.03
FL                                   9.64
AZ                                   7.48
WA                                   5.98
IL                                   6.16
VA                                   5.41
GA                                   4.28
MD                                   4.88
CO                                   3.96
NV                                   4.23
Other                               25.95
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original LTV                      Percent
-----------------------------------------
0.001 - 50.000                       0.98
50.001 - 60.000                      1.42
60.001 - 70.000                      5.20
70.001 - 75.000                      5.61
75.001 - 80.000                     72.93
80.001 - 85.000                      1.36
85.001 - 90.000                      8.65
90.001 - 95.000                      3.69
95.001 - 100.000                     0.17
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Combined LTV                      Percent
-----------------------------------------
0.001 - 50.000                       0.72
50.001 - 60.000                      1.13
60.001 - 70.000                      3.57
70.001 - 75.000                      3.46
75.001 - 80.000                     25.22
80.001 - 85.000                      2.14
85.001 - 90.000                     25.04
90.001 - 95.000                     18.31
95.001 - 100.000                    20.41
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
FICO                              Percent
-----------------------------------------
600.000 - 619.999                    0.04
620.000 - 639.999                    1.15
640.000 - 659.999                    7.86
660.000 - 679.999                   17.32
680.000 - 699.999                   19.38
700.000 - 719.999                   14.64
720.000 - 739.999                   13.08
740.000 - 759.999                   11.52
760.000 - 779.999                    8.11
780.000 - 799.999                    5.23
800.000 - 819.999                    1.55
820.000 - 839.999                    0.10
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
PMI                               Percent
-----------------------------------------
GEMICO                               1.08
MORTGAGE GUARANTY INSURANCE CO       0.17
OLTV <= 80 - NO MI                  86.14
PMI MORTGAGE INSURANCE CO            6.20
RADIAN                               1.17
REPUBLIC MORTGAGE INSUANCE CO        3.02
UGIC                                 2.23
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Occupancy Code                    Percent
-----------------------------------------
NON OWNER                           34.95
OWNER OCCUPIED                      61.67
SECOND HOME                          3.38
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Property Type                     Percent
-----------------------------------------
2-4 FAMILY                          10.51
CONDO                               13.17
CO-OP                                0.05
PUD                                 23.54
SINGLE FAMILY                       52.73
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Purpose                           Percent
-----------------------------------------
CASHOUT REFI                        20.87
PURCHASE                            65.83
RATE/TERM REFI                      13.30
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Documentation Type                Percent
-----------------------------------------
FULL/ALT DOC                        28.28
NO DOC                              24.37
STATE INCOME/STATED ASSET           47.35
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only                     Percent
-----------------------------------------
N                                   12.03
Y                                   87.97
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only Term                Percent
-----------------------------------------
0.000                               12.03
36.000                               8.33
60.000                               7.08
84.000                               1.84
120.000                             70.73
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Silent                            Percent
-----------------------------------------
N                                   47.12
Y                                   52.88
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Flag                       Percent
-----------------------------------------
N                                   82.21
Y                                   17.79
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Term                       Percent
-----------------------------------------
0.000                               82.21
12.000                               0.93
24.000                               0.04
30.000                               0.05
36.000                              16.08
42.000                               0.63
60.000                               0.07
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
DTI                               Percent
-----------------------------------------
<= 0.000                             9.81
0.001 - 10.000                       0.31
10.001 - 20.000                      3.54
20.001 - 30.000                     14.09
30.001 - 40.000                     50.15
40.001 - 50.000                     21.55
50.001 - 60.000                      0.44
60.001 - 70.000                      0.11
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Conforming                        Percent
-----------------------------------------
CONFORMING                         100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Arm Index                         Percent
-----------------------------------------
1 YEAR CMT                           0.12
1 YEAR LIBOR                        53.15
6 MONTH LIBOR                       46.73
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Margins                           Percent
-----------------------------------------
1.501 - 2.000                        0.04
2.001 - 2.500                       56.76
2.501 - 3.000                       42.38
3.001 - 3.500                        0.35
3.501 - 4.000                        0.36
4.001 - 4.500                        0.12
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
First Adjustment Cap              Percent
-----------------------------------------
2.000                               12.96
3.000                                9.55
5.000                               76.29
6.000                                1.16
6.875                                0.04
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Periodic Cap                      Percent
-----------------------------------------
1.000                               46.30
2.000                               53.51
2.250                                0.19
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Max Rate                          Percent
-----------------------------------------
9.501 - 10.000                       0.18
10.001 - 10.500                      5.02
10.501 - 11.000                     19.98
11.001 - 11.500                     21.78
11.501 - 12.000                     25.01
12.001 - 12.500                     17.37
12.501 - 13.000                      8.65
13.001 - 13.500                      1.41
13.501 - 14.000                      0.52
14.001 - 14.500                      0.08
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Floor Rate                        Percent
-----------------------------------------
1.501 - 2.000                        0.04
2.001 - 2.500                       56.52
2.501 - 3.000                       42.30
3.001 - 3.500                        0.48
3.501 - 4.000                        0.36
4.001 - 4.500                        0.12
5.001 - 5.500                        0.19
-----------------------------------------
Total:                             100.00
-----------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol

Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 1 of 2

Goldman Sachs                    GSAA 05 11
================================================================================


-----------------------------------------
Months To Roll                    Percent
-----------------------------------------
9.                                   0.33
10.                                  0.41
11.                                  4.06
12.                                  3.21
21.                                  0.08
22.                                  2.17
23.                                  2.98
24.                                  0.30
30.                                  0.25
32.                                  0.04
33.                                  1.45
34.                                 15.95
35.                                 23.79
36.                                  0.58
51.                                  0.02
53.                                  0.07
54.                                  0.32
55.                                  1.74
56.                                 14.30
57.                                 10.45
58.                                  3.05
59.                                 10.10
60.                                  0.31
82.                                  0.38
83.                                  3.20
117.                                 0.14
118.                                 0.18
119.                                 0.15
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Number of Units                   Percent
-----------------------------------------
1                                   89.29
2                                    4.42
3                                    2.61
4                                    3.68
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Product Type                      Percent
-----------------------------------------
1 YEAR ARM                           8.01
10 YEAR ARM                          0.47
2 YEAR ARM                           5.52
3 YEAR ARM                          42.06
5 YEAR ARM                          40.35
7 YEAR ARM                           3.58
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Self Employment Flag              Percent
-----------------------------------------
N                                   81.17
Y                                   18.83
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Originator                        Percent
-----------------------------------------
AMERICAN MORTGAGE                    0.31
CTX                                  0.14
GREENPOINT                          49.86
LOAN CENTER OF CA                    0.13
NATCITY                             20.52
NY MORTGAGE COMPA                    0.74
PLAZA HOME MORTGA                    0.19
RESIDENTIAL MORTG                    0.12
SECURED BANKERS M                    0.47
SUNTRUST                            27.49
WELLS FARGO                          0.04
-----------------------------------------
Total:                             100.00
-----------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol

Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 2 of 2

Goldman Sachs                    GSAA 05 11
================================================================================


-----------------------------------
Stats
-----------------------------------
Count:  611
Schedule Balance:  $125,492,708.88
AverageSched Bal:  $205,389.05
GrossWAC:  6.150
NetWAC:  5.865
OTERM:  360
RTERM:  358
ATERM:  356
AGE:  2
First CAP:  4.46
Periodic CAP:  1.37
MAXRATE:  11.86
MINRATE:  2.57
MTR:  39.33
MARGIN:  2.57
OLTV:  79.44
COLTV:  88.20
FICO:  711.750
-----------------------------------


-----------------------------------------
Current Rate                      Percent
-----------------------------------------
4.501 - 5.000                        1.61
5.001 - 5.500                       13.52
5.501 - 6.000                       31.98
6.001 - 6.500                       30.07
6.501 - 7.000                       17.89
7.001 - 7.500                        3.90
7.501 - 8.000                        1.03
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Scheduled Balance                 Percent
-----------------------------------------
0.01 - 50,000.00                     0.04
50,000.01 - 100,000.00               4.24
100,000.01 - 150,000.00             13.49
150,000.01 - 200,000.00             14.33
200,000.01 - 250,000.00             20.83
250,000.01 - 275,000.00             11.68
275,000.01 - 350,000.00             27.19
350,000.01 - 400,000.00              4.62
400,000.01 - 450,000.00              1.72
450,000.01 - 500,000.00              0.39
500,000.01 - 550,000.00              0.41
600,000.01 - 750,000.00              1.06
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original Term                     Percent
-----------------------------------------
360                                100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
RemTerm                           Percent
-----------------------------------------
354.000                              0.71
355.000                              2.22
356.000                              6.73
357.000                              5.73
358.000                             41.04
359.000                             39.97
360.000                              3.59
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Am WAM                            Percent
-----------------------------------------
0.000 - 59.999                      87.36
180.000 - 239.999                    0.16
300.000 - 359.999                   11.86
360.000 >=                           0.61
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Age                               Percent
-----------------------------------------
0                                    3.59
1                                   39.97
2                                   41.04
3                                    5.73
4                                    6.73
5                                    2.22
6                                    0.71
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
States                            Percent
-----------------------------------------
CA                                  22.82
AZ                                   7.47
IL                                   7.42
FL                                   4.65
NV                                   6.10
WA                                   5.02
VA                                   5.84
OH                                   2.47
CO                                   3.66
GA                                   2.96
Other                               31.59
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Original LTV                      Percent
-----------------------------------------
0.001 - 50.000                       1.11
50.001 - 60.000                      0.72
60.001 - 70.000                      6.08
70.001 - 75.000                      5.61
75.001 - 80.000                     74.69
80.001 - 85.000                      1.17
85.001 - 90.000                      7.22
90.001 - 95.000                      3.24
95.001 - 100.000                     0.17
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Combined LTV                      Percent
-----------------------------------------
0.001 - 50.000                       0.88
50.001 - 60.000                      0.60
60.001 - 70.000                      4.51
70.001 - 75.000                      3.74
75.001 - 80.000                     21.66
80.001 - 85.000                      2.24
85.001 - 90.000                     26.33
90.001 - 95.000                     20.35
95.001 - 100.000                    19.70
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
FICO                              Percent
-----------------------------------------
600.000 - 619.999                    0.10
620.000 - 639.999                    1.83
640.000 - 659.999                    6.72
660.000 - 679.999                   16.63
680.000 - 699.999                   19.88
700.000 - 719.999                   15.47
720.000 - 739.999                   11.55
740.000 - 759.999                   10.77
760.000 - 779.999                    9.24
780.000 - 799.999                    5.90
800.000 - 819.999                    1.92
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
PMI                               Percent
-----------------------------------------
GEMICO                               0.82
MORTGAGE GUARANTY INSURANCE CO       0.17
OLTV <= 80 - NO MI                  88.20
PMI MORTGAGE INSURANCE CO            5.59
RADIAN                               2.08
REPUBLIC MORTGAGE INSUANCE CO        1.27
UGIC                                 1.87
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Occupancy Code                    Percent
-----------------------------------------
NON OWNER                           36.06
OWNER OCCUPIED                      61.00
SECOND HOME                          2.95
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Property Type                     Percent
-----------------------------------------
2-4 FAMILY                          14.83
CONDO                               12.14
PUD                                 21.92
SINGLE FAMILY                       51.11
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Purpose                           Percent
-----------------------------------------
CASHOUT REFI                        19.88
PURCHASE                            65.72
RATE/TERM REFI                      14.40
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Documentation Type                Percent
-----------------------------------------
FULL/ALT DOC                        29.87
NO DOC                              16.03
STATE INCOME/STATED ASSET           54.10
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only                     Percent
-----------------------------------------
N                                   12.64
Y                                   87.36
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Interest Only Term                Percent
-----------------------------------------
0.000                               12.64
36.000                               7.36
60.000                               7.15
84.000                               1.12
120.000                             71.73
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Silent                            Percent
-----------------------------------------
N                                   42.64
Y                                   57.36
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Flag                       Percent
-----------------------------------------
N                                   75.82
Y                                   24.18
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Prepay Term                       Percent
-----------------------------------------
0.000                               75.82
12.000                               0.67
36.000                              22.62
42.000                               0.73
60.000                               0.17
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
DTI                               Percent
-----------------------------------------
<= 0.000                             9.37
0.001 - 10.000                       0.33
10.001 - 20.000                      3.10
20.001 - 30.000                     14.92
30.001 - 40.000                     52.41
40.001 - 50.000                     19.08
50.001 - 60.000                      0.72
60.001 - 70.000                      0.08
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Conforming                        Percent
-----------------------------------------
CONFORMING                         100.00
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Arm Index                         Percent
-----------------------------------------
1 YEAR LIBOR                        36.51
6 MONTH LIBOR                       63.49
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Margins                           Percent
-----------------------------------------
2.001 - 2.500                       40.27
2.501 - 3.000                       59.42
4.001 - 4.500                        0.30
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
First Adjustment Cap              Percent
-----------------------------------------
2.000                               11.16
3.000                               11.16
5.000                               76.26
6.000                                1.42
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Periodic Cap                      Percent
-----------------------------------------
1.000                               62.97
2.000                               37.03
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Max Rate                          Percent
-----------------------------------------
9.501 - 10.000                       0.18
10.001 - 10.500                      3.57
10.501 - 11.000                     14.53
11.001 - 11.500                     16.47
11.501 - 12.000                     22.96
12.001 - 12.500                     24.98
12.501 - 13.000                     14.11
13.001 - 13.500                      2.46
13.501 - 14.000                      0.73
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Floor Rate                        Percent
-----------------------------------------
2.001 - 2.500                       40.27
2.501 - 3.000                       59.42
4.001 - 4.500                        0.30
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Months To Roll                    Percent
-----------------------------------------
9.                                   0.60
10.                                  0.22
11.                                  2.81
12.                                  3.07
22.                                  4.68
23.                                  2.89
30.                                  0.57
33.                                  0.94
34.                                 33.42
35.                                 21.77
36.                                  0.53
54.                                  0.14
55.                                  2.22
56.                                  6.73
57.                                  4.19
58.                                  2.14
59.                                 10.08
82.                                  0.36
83.                                  2.36
118.                                 0.22
119.                                 0.06
-----------------------------------------
Total:                             100.00
-----------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol

Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 1 of 2

Goldman Sachs                    GSAA 05 11
================================================================================


-----------------------------------------
Number of Units                   Percent
-----------------------------------------
1                                   85.17
2                                    6.50
3                                    3.45
4                                    4.88
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Product Type                      Percent
-----------------------------------------
1 YEAR ARM                           6.70
10 YEAR ARM                          0.28
2 YEAR ARM                           7.56
3 YEAR ARM                          57.23
5 YEAR ARM                          25.51
7 YEAR ARM                           2.72
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Self Employment Flag              Percent
-----------------------------------------
N                                   76.97
Y                                   23.03
-----------------------------------------
Total:                             100.00
-----------------------------------------


-----------------------------------------
Originator                        Percent
-----------------------------------------
AMERICAN MORTGAGE                    0.54
GREENPOINT                          66.28
NATCITY                             18.21
NY MORTGAGE COMPA                    0.30
RESIDENTIAL MORTG                    0.52
SECURED BANKERS M                    0.36
SUNTRUST                            13.80
-----------------------------------------
Total:                             100.00
-----------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol

Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                                                   Page 2 of 2